The Victory Portfolios

Victory Special Value Fund

Supplement dated June 30, 2015

to the Prospectus dated March 1, 2015

The Prospectus is being revised to  correct the “Fund Fees and Expenses” table found on page 2 of the Prospectus for Class C and Class Y shares.

	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,252	$2,063
Class C (If you sell your shares at the end of the period.)	$323	$688	$1,180	$2,534
Class I	$103	$322	$558	$1,236
Class R	$164	$508	$876	$1,911
Class Y	$105	$361	$670	$1,548

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$223	$688	$1,180	$2,534

If you wish to obtain more information, please call the Victory Funds at 800-438-5789.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.